UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2017

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐?
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐?

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2017, Kraft Heinz announced that effective December 30, 2017, Rodrigo Wickbold will assume the role of Zone President of our Asia Pacific (“APAC”) business, replacing Marcos Romaneiro who will be leaving the Company for personal reasons.  In order to support a smooth transition, Mr. Romaneiro has agreed to serve as a special consultant to the Company until July 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: November 22, 2017	By:	/s/ James Savina
James Savina
Senior Vice President, Global General Counsel and Corporate Secretary

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